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                                                                   EXHIBIT 10.40


                    SECOND AMENDMENT TO EMPLOYMENT AGREEMENT

                              FREDERICK M. FRIEDMAN


           THIS SECOND AMENDMENT TO EMPLOYMENT AGREEMENT (this "Second Amendment") is made effective as of the 1st day of November 1999, by JEH/EAGLE SUPPLY INC., a Delaware corporation, formerly known as JEH Acquisition Corp. (the "Company"), and FREDERICK M. FRIEDMAN, an individual resident in New York, New York (the "Executive"), amending that certain Employment Agreement between the parties dated as of July 1, 1997, as amended on April 30, 1998 (the "Agreement").

           1. Section 1 of the Agreement is amended in its entirety to read as follows:
                     1. TERM. Subject to and conditioned upon TDA's and PSC's acknowledgment, approval and consent to Executive's entering into this Agreement and TDA's and PSC's acknowledgment that this Agreement shall not be deemed to be a violation of any of the terms and conditions of Executive's agreements with TDA and PSC, the term of this Agreement shall commence on the consummation of the Acquisitions and terminate on June 30, 2004, subject to earlier termination as provided herein or unless extended by mutual consent of the parties.


           2. Except for this Second Amendment, the Agreement remains unchanged, and is in full force and effect.

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           IN WITNESS WHEREOF, the parties have duly executed this Second
Amendment as of the day and year first above written.

                                JEH/EAGLE SUPPLY, INC.


                             By: /s/ DOUGLAS P. FIELDS
                                -----------------------------------------------
                                Douglas P. Fields, Chief Executive Officer


                             By: /s/ FREDERICK M. FRIEDMAN
                                -----------------------------------------------
                                Frederick M. Friedman, Executive


                                ACKNOWLEDGED, CONSENTED TO
                                AND APPROVED:


                                TDA INDUSTRIES, INC.


                             By: /s/ DOUGLAS P. FIELDS
                                -----------------------------------------------
                                Douglas P. Fields, President


                                PEMBERTON SERVICES CORP.


                             By: /s/ DOUGLAS P. FIELDS
                                -----------------------------------------------
                                Douglas P. Fields, President


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